Exhibit 24(b)(4)

                       OPPENHEIMER MONEY MARKET FUND, INC.
                        Share Certificate (8-1/2" x 11")


I.       FACE OF CERTIFICATE (All text and other matter lies within
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner, box with heading: NUMBER)

                           (upper right corner, box with heading: SHARES)


                           (centered
                           below boxes)     OPPENHEIMER MONEY MARKET FUND, INC.

                           INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

         (at left)         THIS IS TO CERTIFY THAT  (at right) SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

        (box with number)
                                                         CUSIP 683905 10 3

         (at left)             is the owner of

         (centered)        FULLY PAID AND NON-ASSESSABLE SHARES OF CAPITAL

                          STOCK WITH THE PAR VALUE OF $.10 EACH OF

                          OPPENHEIMER MONEY MARKET FUND, INC.

         (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

             WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

          (signature             Dated:                 (signature
           at left of seal)                             at right of seal)
          /s/ Brian W. Wixted                          /s/ Bridget A. Macaskill
              TREASURER                                     PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                       OPPENHEIMER MONEY MARKET FUND, INC.
                                      SEAL
                                      1973
                                    MARYLAND


(at lower right, printed
 vertically)                                        Countersigned
                                           OPPENHEIMERFUNDS SERVICES
                                           (A DIVISION OF OPPENHEIMERFUNDS,Inc.)
                                           Denver (CO)     Transfer Agent

                                         By ____________________________
                                            Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)     (Minor)

                    UNDER UGMA/UTMA   ___________________
                                         (State)

Additional abbreviations may also be used though not in the above list.

For Value Received_____________________hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



_______________________________________________________________________ (Please
print or type name and address of assignee)

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________________________________________________  Shares  of the  capital  stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

                                   Signed: ________________________________

                                            (Both must sign if joint owners)

                                     Signature(s) __________________________
                                     guaranteed          Name of Guarantor
                                     by:       _____________________________
                                                       Signature of
                                                       Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of            institution of the type described in the current
prospectus of the         signature(s))
Corporation.

The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle. It is invalid without this "four hands" watermark: logotype

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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY